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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 26, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-4174) and related Prospectus of CIMA LABS INC. for the registration of its Common Stock.


                                          /s/ ERNST & YOUNG LLP


Minneapolis, Minnesota
May 7, 1996